SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 7, 2003



                            Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-32623                  23-2925762
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(State or other jurisdiction       (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania              16801
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:          (814) 234-7320
                                                             --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.       Other Events
-------       ------------

         The Registrant announced its earnings for the fourth quarter and full year 2002.

         For further details, reference is made to the Press Release dated February 7, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
-------       ------------------------------------------------------------------

Exhibit 99 --      Press Release dated February 7, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               NITTANY FINANCIAL CORP.



Date: February 13, 2003       By: /s/Gary M. Bradley
                                   -------------------------------------------
                                   Gary M. Bradley
                                   Vice President and Chief Accounting Officer
                                   (Duly Authorized Officer)